EXHIBIT 99.3

              FORTUNE DIVERSIFIED INDUSTRIES, INC AND SUBSIDIARIES
                   Pro Forma Consolidated Financial Statements




                                TABLE OF CONTENTS

Basis of Preparation..........................................................1

Financial Statements
    Pro forma consolidated balance sheet that assumes the combination occurred on February 28, 2005..........................................2
    Pro forma consolidated statement of operations for the twelve months ended August 31, 2004, which combines FDVI's results of operations for the twelve months ended August 31, 2004, with CSM's results of operations for the twelve months
       ended August 31, 2004..................................................3
    Pro forma consolidated statement of operations for the six months ended February 28, 2005 that combines the unaudited results of operations of FDVI from the six-month period of
       September 1, 2004 to February 28, 2005 with CSM's results
       of operations for the six-month period of September 1, 2004 to February 28, 2005...................................................4
    Notes to Pro Forma Consolidated Financial Statements......................5

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS BASIS OF PREPARATION

The following unaudited pro forma consolidated financial statements give effect to the purchase by Fortune Diversified Industries, Inc. and Subsidiaries ("FDVI") of CSM, Inc. and its subsidiaries ("CSM"). The acquisition is accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of CSM's operations included in FDVI's consolidated financial statements from the date of acquisition.

Pro forma adjustments related to the pro forma consolidated balance sheet are computed assuming the combination was consummated at February 28, 2005. The pro forma consolidated balance sheet combines FDVI's unaudited consolidated balance sheet as of February 28, 2005 with CSM's unaudited consolidated balance sheet as of March 31, 2005. The pro forma consolidated statement of operations assumes that the combination occurred on August 31, 2004. The pro forma consolidated statement of operations for the twelve months ended August 31, 2004 combines FDVI's results of operations for the twelve months ended August 31, 2004 with JH Drew's unaudited results of operations for eight months ended April 30, 2004, PSM's unaudited results of operations for the one month ended September 30, 2004, and CSM's unaudited results of operations for the twelve months ended August 31, 2004. The pro forma consolidated statement of operations for the six months ended February 28, 2005 combines the unaudited results of operations of FDVI from the six-month period of September 1, 2004 to February 28, 2005 with CSM's unaudited results of operations for the six-month period of September 1, 2004 to February 28, 2005.

The pro forma consolidated statements of operations are not necessarily indicative of operating results that would have been achieved had the combination been consummated as of the beginning of the periods presented and should not be construed as representative of future operations. Further, interim results are not necessarily indicative of results to be realized for a full year due to the effects of, among other things, seasonality.

These pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of FDVI, which are included in FDVI's Annual Report on Form 10-KSB, and the historical consolidated financial statements and the related notes thereto of CSM included herein.

              FORTUNE DIVERSIFIED INDUSTRIES, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                               Fortune         CSM
                                                             February 28,    March 31,    Pro Forma      Pro Forma
                                                                2005           2005      Adjustments     Combined
                                                          ASSETS
CURRENT ASSETS
    Cash and equivalents                                       $  4,551      $  2,704      $ (1,800) (c) $  5,455
    Available for sale investments                                2,131            --            --         2,131
    Accounts receivable, net                                     14,060           302            --        14,362
    Costs and estimated earnings in excess of billings
       on uncompleted contracts                                   2,099            --            --         2,099
    Inventory, net                                               10,460            --            --        10,460
    Prepaid expenses and other assets                             1,980           840           450  (d)    3,270
                                                               --------      --------      --------      --------
       Total Current Assets                                      35,281         3,846        (1,350)       37,777
                                                               --------      --------      --------      --------

OTHER ASSETS
    Property and equipment, net                                   4,014           132            --         4,146
    Goodwill                                                     11,162         1,384        (1,384) (a)   12,273
                                                                                              1,111  (b)
    Other intangible assets, net                                  2,612            --         3,100  (b)    5,712
    Notes receivable                                                 --            --           300  (e)      300
    Other assets                                                    222            38           (38) (a)      222
                                                               --------      --------      --------      --------
       Total Other Assets                                        18,010         1,554         3,089        22,653
                                                               --------      --------      --------      --------

       TOTAL ASSETS                                            $ 53,291      $  5,400      $  1,739      $ 60,430
                                                               ========      ========      ========      ========


                                         LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Line of Credit                                             $  9,778      $     --      $     --      $  9,778
    Current maturities of long-term debt                          2,022         1,964        (1,964) (f)    2,022
    Current maturities of long-term debt - related party            643            --            --           643
    Accounts payable                                              5,866         1,146            --         7,012
    Health and workers' compensation reserves                     3,762         1,084            --         4,846
    Accrued expenses                                              3,918         1,577            --         5,495
    Billings in excess of costs and estimated earnings on
       uncompleted contracts                                      1,870            --            --         1,870
    Deferred revenue                                                 --         1,361            --         1,361
    Obligations for stock warrants                                   --           259          (259) (a)       --
    Other current liabilities                                       147             6           165  (g)      318
                                                               --------      --------      --------      --------
       Total Current Liabilities                                 28,006         7,397        (2,058)       33,345
                                                               --------      --------      --------      --------

LONG-TERM LIABILITIES:
    Line of credit - related party                                6,268            --            --         6,268
    Long-term debt - related party, less current maturities          85            --            --            85
    Long-term debt, less current maturities                       5,273            51         1,200  (c)    6,473
                                                                                                (51) (d)
    Other long-term liabilities                                     253            --            --           253
                                                               --------      --------      --------      --------
       Total Long-term Liabilities                               11,879            51         1,149        13,079
                                                               --------      --------      --------      --------

STOCKHOLDERS' EQUITY
    Common stock                                                  1,021             8             8  (c)    1,029
                                                                                                 (8)
    Additional paid-in capital and warrants outstanding          16,909           395        (1,163) (a)   17,501
                                                                                                592  (c)
                                                                                              2,015  (d)
                                                                                             (1,247)
    Warrants                                                         --           457          (457)           --
    Retained earnings                                            (4,710)       (2,908)        2,908        (4,710)
    Accumulated other comprehensive income                          186            --            --           186
                                                               --------      --------      --------      --------
       Total Stockholders' Equity                                13,406        (2,048)        2,648        14,006
                                                               --------      --------      --------      --------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $ 53,291      $  5,400      $  1,739      $ 60,430
                                                               ========      ========      ========      ========

              FORTUNE DIVERSIFIED INDUSTRIES, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 AUGUST 31, 2004
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                 Fortune
                                                Year Ended
                                             August 31, 2004       JH Drew        PSM
                                                (AUDITED)          8 months     1 month       CSM
                                           (Includes 4 months JH  9/1/2003 -   9/1/2004 -   12 months     Pro Forma       Pro Forma
                                            Drew, 9 months PSM)    4/30/04      9/30/04   ended 8/31/04   Adjustments     Combined

NET REVENUE                                      $  66,882        $  28,100    $   1,380    $  14,387      $      --      $ 110,749

COST OF REVENUE                                     51,258           25,963        1,151       11,220             --         89,592
                                                 ---------        ---------    ---------    ---------      ---------      ---------

GROSS PROFIT (LOSS)                                 15,624            2,137          229        3,167             --         21,157

SELLING, GENERAL, AND ADMINISTRATIVE
  EXPENSES                                          13,076            1,581          253        2,415            334  (h)    17,659
                                                 ---------        ---------    ---------    ---------      ---------      ---------

Operating Income (Loss)                              2,548              556          (24)         752           (334)         3,498

OTHER INCOME (EXPENSE)
    Interest income                                     --               --            6           --             --              6
    Interest expense                                  (620)            (292)          --         (284)           218  (i)      (978)
    Other income/ expense                               21                6           (4)        (165)           121  (j)       (21)
                                                 ---------        ---------    ---------    ---------      ---------      ---------
       Total Other Income (Expense)                   (599)            (286)           2         (449)           339           (993)
                                                 ---------        ---------    ---------    ---------      ---------      ---------

Net Income (Loss) before Provision for
  Income Taxes                                       1,949              270          (22)         303              5          2,505

DEFERRED INCOME TAX BENEFIT                           (453)              --           --           --             --           (453)
                                                 ---------        ---------    ---------    ---------      ---------      ---------

NET INCOME (LOSS)                                $   2,402        $     270    $     (22)   $     303      $       5      $   2,958
                                                 =========        =========    =========    =========      =========      =========


BASIC LOSS PER SHARE (based on 102,470,944 shares outstanding)                                                            $    0.03
                                                                                                                          =========


DILUTED INCOME PER SHARE (based on 102,870,944 shares outstanding)                                                        $    0.03
                                                                                                                          =========

              FORTUNE DIVERSIFIED INDUSTRIES, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 2005
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                         Fortune        CSM
                                                        Six-Month    Six-Month
                                                       Period Ended  Pro Forma
                                                         2/28/05     9/1/2004 -    Pro Forma      Pro Forma
                                                       (UNAUDITED)     2/28/05    Adjustments     Combined

NET REVENUE                                             $ 45,197      $  7,770      $     --      $ 52,967

COST OF REVENUE                                           36,598         6,500            --        43,098
                                                        --------      --------      --------      --------

GROSS PROFIT (LOSS)                                        8,599         1,270            --         9,869

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES              8,729         1,596           167  (k)   10,492
                                                        --------      --------      --------      --------

Operating Income (Loss)                                     (130)         (326)         (167)         (623)

OTHER INCOME (EXPENSE)
     Interest income                                          18            --            --            18
     Interest expense                                       (589)         (159)          126  (l)     (622)
     Other income/ expense                                   144           (35)           24  (m)      133
                                                        --------      --------      --------      --------
         Total Other Income (Expense)                       (427)         (194)          150          (471)
                                                        --------      --------      --------      --------

Net Income (Loss) before Provision for Income Taxes         (557)         (520)          (17)       (1,094)

INCOME TAXES                                                  64            --            --            64
                                                        --------      --------      --------      --------

NET INCOME (LOSS)                                       $   (621)     $   (520)     $    (17)     $ (1,158)
                                                        ========      ========      ========      ========


BASIC INCOME PER SHARE (based on 105,220,944 shares outstanding)                                  $  (0.01)
                                                                                                  ========


DILUTED INCOME PER SHARE (based on 105,220,944 shares outstanding)                                $  (0.01)
                                                                                                  ========

Notes to Unaudited Pro Forma Consolidated Financial Statements

1.   Pro Forma Adjustments:

Balance sheet adjustments:
--------------------------

(a) Adjustment relates to assets and liabilities on CSM's March 31, 2005 interim financials, but not included as part of the purchase in accordance with SFAS
141. Assets removed from the allocation include goodwill and deferred financing costs previously on CSM's consolidated balance sheet prior to the acquisition. Liabilities not assumed include stock warrant obligations, since all warrants and stock warrant related obligations were canceled at the merger date.

(b) Adjustment reflects goodwill and net intangible assets at the purchase date attributable to the acquisition of CSM. Amount is based on the estimated fair value of consideration exchanged by FDVI for 100% of CSM's common stock less the fair value of assets acquired.

(c) Adjustment reflects consideration paid by FDVI for 100% of CSM's common stock. Consideration paid includes $1,800,000 cash, $1,200,000 new debt with bank and $600,000 of FDVI common stock (valued at $.40 a share based on closing price on date of purchase).

(d) Adjustment reflects reclassification of $450,000 paid by FDVI and held in escrow for settlement of certain tax related liabilities recorded on CSM's consolidated balance sheet at the date of purchase.

(e) Adjustment relates to consideration paid at date of purchase by FDVI to a CSM officer and classified as a note receivable, at 5% per annum interest.

(f) Adjustment relates to debt on CSM's March 31, 2005 interim financials paid off by FDVI at the date of purchase.

(g) Adjustment relates to direct acquisition costs attributable to purchase.



Statement of operation adjustments - year ended August 31, 2004:
----------------------------------------------------------------


(h) Adjustment reflects twelve months of amortization expense for intangible assets related to (b) above.

(i) Adjustment reflects twelve months of interest expense on a $1.2 million term loan related to (c) above, at approximately a rate per annum equal to prime rate less .5%, netted by the removal of CSM's debt of $2,015,000 at interest rates ranging from 10% to 13.5%.

(j) Adjustment relates to guarantee fees paid by CSM on notes payable, which were paid off by FDVI at acquisition date.



Statement of operation adjustments - six month period ended February 28, 2005:
------------------------------------------------------------------------------


(k) Adjustment reflects six months of amortization expense for intangible assets related to (b) above.

(l) Adjustment reflects six months of interest expense on the $1.2 million term loan, at approximately a rate per annum equal to prime rate less %, netted by the removal of CSM's debt of $2,015,000 at interest rates ranging from 10% to 13.5%.

(m) Adjustment relates to guarantee fees paid by CSM on notes payable, which were paid off by FDVI at acquisition date.